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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 18, 2000



                         CONSO INTERNATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       South Carolina                     0-22942                 57-0986680
----------------------------          ------------           -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



513 North Duncan Bypass, Union, South Carolina                          29379
----------------------------------------------                        --------
   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:   803/427-9004
                                                      ------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.           OTHER EVENTS.

         On January 18 and 26, 2000, the Registrant issued press releases, copies of which are attached as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         99.1 Text of the Registrant's press release dated January 18, 2000.

         99.2 Text of the Registrant's press release dated January 26, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CONSO INTERNATIONAL CORPORATION



                                        By: /s/ J. Cary Findlay
                                            ------------------------------------
                                        Name: J. Cary Findlay
                                        Title: Chairman, Chief Executive
                                               Officer and President

Dated:  January 26, 2000







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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT

Date of Report                                           Commission File Number
January 18, 2000                                                        0-22942


                         CONSO INTERNATIONAL CORPORATION

                                  EXHIBIT INDEX


Exhibit No                                           Exhibit Description
----------                                           -------------------

     99.1                                  Press Release dated January 18, 2000.

     99.2                                  Press Release dated January 26, 2000.



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